                                                              EXHIBIT (h)(35)(c)

           Amendment No. 3 to Administrative Services Letter Agreement
                                      Among
                             OppenheimerFunds, Inc.
                                       and
                     American General Life Insurance Company

The Administrative Services Letter Agreement, dated as of December 1, 1999, by and between OppenheimerFunds, Inc. and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

     1. Schedule B is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of January 15, 2005.

OppenheimerFunds, Inc.


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------


American General Life Insurance Company    [Corporate Seal]


By:                                        Attest:
    ------------------------------------           -----------------------------
Name:                                      Name:
      ----------------------------------         -------------------------------
Title:                                     Title:
       ---------------------------------          ------------------------------

                                  Schedule B to
           Amendment No. 2 to Administrative Services Letter Agreement
                          (Effective January 15, 2005)
                                      Among
                             OppenheimerFunds, Inc.
                                       and
                     American General Life Insurance Company

Separate Accounts                         Products
---------------------------------------   --------------------------------------
American General Life Insurance Company   The One VUL Solution (SM) Separate
Account VL-R                              Variable Life Insurance
                                          Policy Form No. 99615

                                          AG Legacy Plus Variable Life
                                          Insurance
                                          Policy Form No. 98615

                                          Platinum Investor II Variable Life
                                          Insurance
                                          Policy Form No. 97610

                                          Platinum Investor III Variable Life
                                          Insurance
                                          Policy Form No. 00600

                                          Platinum Investor Survivor Variable
                                          Life Insurance
                                          Policy Form No. 99206

                                          Platinum Investor Survivor II Variable
                                          Life Insurance
                                          Policy Form No. 01206

                                          Platinum Investor PLUS Variable
                                          Life Insurance
                                          Policy Form No. 02600

                                          Platinum Investor FlexDirector
                                          Variable Life Insurance
                                          Policy Form No. 03601

                                          Corporate America Variable
                                          Life Insurance
                                          Policy Form No. 99301
                                          (Effective July 1, 2004)

                                          Platinum Investor IV
                                          Variable Life Insurance
                                          Policy Form No. 04604

                                  Schedule B to
           Amendment No. 2 to Administrative Services Letter Agreement
                          (Effective January 15, 2005)
                                      Among
                             OppenheimerFunds, Inc.
                                       and
                     American General Life Insurance Company

                                   (Continued)

Separate Accounts                         Products
---------------------------------------   --------------------------------------
American General Life Insurance Company   Platinum Investor Immediate Variable
Separate Account D                        Annuity
                                          Policy Form No. 03017